EXHIBIT 24

                                POWER OF ATTORNEY

Each person whose signature appears below or on a counterpart of this power of attorney, constitutes and appoints CURTIS A. SAMPSON and PAUL N. HANSON as his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Annual Report on Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Signature                         Title                       Date
         ---------                         -----                       ----

/s/Curtis A. Sampson        Chairman of the Board of Directors,   March 29, 2005
--------------------------  Chief Executive Officer and Director
Curtis A. Sampson

/s/Steven H. Sjogren        President, Chief Operating Officer,   March 29, 2005
--------------------------  and Director
Steven H. Sjogren

/s/Paul N. Hanson           Vice President, Treasurer and         March 29, 2005
--------------------------  Director
Paul N. Hanson

/s/Charles A. Braun         Chief Financial Officer and           March 29, 2005
--------------------------  Principal Accounting Officer
Charles A. Braun

/s/Ronald J. Bach           Director                              March 29, 2005
--------------------------
Ronald J. Bach

/s/James O. Ericson         Director                              March 29, 2005
--------------------------
James O. Ericson

/s/Luella Gross Goldberg    Director                              March 29, 2005
--------------------------
Luella Gross Goldberg

/s/Paul A. Hoff             Director                              March 29, 2005
--------------------------
Paul A. Hoff

/s/Gerald D. Pint           Director                              March 29, 2005
--------------------------
Gerald D. Pint

/s/Wayne E. Sampson         Director                              March 29, 2005
--------------------------
Wayne E. Sampson